UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Media & Telecommunications Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. equities got battered in the first half of 2008, and media and telecommunications stocks were not spared in the sell-off. The only sectors providing positive returns during the first half were energy and materials, as both benefited from rising commodity prices and strong demand for raw materials. The Dow Jones Industrial Average and the S&P 500 Stock Index both slipped into bear market territory (commonly defined as a drop of 20% or more from their highs) following the end of the reporting period.

During the six months ended June 30, 2008, your fund declined 16.05% compared with a drop of 18.58% for the Lipper Telecommunications Funds Average, a benchmark tracking the performance of similar funds. The broad market measured by the S&P 500 Stock Index fell by a lesser percentage. The portfolio’s holdings in telecommunication services, especially the wireless towers area, were among the bright spots during the period, while most other investment areas hurt fund results.

HIGHLIGHTS

• Media and telecommunications stocks fell in the broad market sell-off during the first half of the year.

• The fund lost less ground than the average for comparable funds during the past six months, while the broad market declined to a lesser extent.

• Lower consumer spending and a cutback in travel activities hurt various portfolio holdings, but we remain confident in our long-term investment strategy.

• Despite some serious concerns about rising inflation, equity valuations are reasonable, and we continue to find attractive investment opportunities in our segments of the market.

MARKET ENVIRONMENT

Two gauges of consumer confidence released during the final weeks of June indicated that Americans are more pessimistic than they have been in nearly three decades. Their downbeat demeanor can be attributed to two key areas: housing and energy. Home prices in some major cities have retreated to 2004 levels, and oil prices rocketed to well above $140 per barrel at the end of the month.

The glum economic news drove investors away from equities to the security of government bonds, pushing Treasury yields lower across the maturity spectrum. The Fed’s rate-setting committee met in June and decided not to lower the federal funds rate for the first time since last September. While the decision was widely expected, investors looked closely at the committee’s post-meeting statement for clues about when the central bank would begin to raise rates. The statement gave no clear indication, but policymakers noted that “the upside risks to inflation and inflation expectations have increased.”

Our portfolio of media and telecommunications stocks trailed the broad market over the first half of the year. We continue to take a long-term view, however, focusing on our key investment themes, which include the growth of mobile communication in emerging markets; the development of a supporting infrastructure for mobile communication and data in the United States via wireless towers; the growth of online consumer companies via innovative global companies; and the attractive positioning of outdoor advertising in the increasingly fragmented advertising market.

PERFORMANCE REVIEW

Against the backdrop of a punishing half year for equity investors, the portfolio holdings that weighed on performance far outnumbered those that made positive contributions. In fact, given global concerns about the weakening consumer combined with concerns about long-term inflation, it would be easy to simply say there was “no place to hide.” While largely true, the weaker economic backdrop provides important information about our portfolio’s investments as well as reminders to those who steward it.

The vast majority of the portfolio’s negative performers are companies about which our core investment thesis has not changed, and we remain believers in their long-term performance. Several of these we have added to our investments. However, the weakening backdrop has also exposed issues with our investments that the good times hid; certain companies have demonstrated greater economic sensitivity, including our investments in “all you can eat wireless” Leap Wireless International and MetroPCS Communications, and gaming/leisure operators and suppliers Las Vegas Sands and International Game Technology (IGT).

In the 2007 year-end report, we talked about our updated investment thoughts on Leap Wireless and MetroPCS Communications. In this letter, we will focus on our holdings in the gaming and leisure area. Las Vegas Sands and IGT contributed to our negative results. Our thesis on Wynn Resorts and Las Vegas Sands remains grounded in our view that integrated casino resorts in Las Vegas, Macau, and Singapore provide an opportunity to invest in the long-term growth of the Asian consumer through a licensed, high-cash return business model and ownership in a durable asset base in Las Vegas while investing alongside successful and entrepreneurial management teams. This view remains constant; however, the cyclicality of their Las Vegas results has been greater than expected. This environment has increased the importance of a quality product and the skill of operating management. Furthermore, the negative ramifications of the sheer amount of leverage that exists primarily in U.S.-based competitors have increased the risk of damaging competitive behavior and the future cost of development capital for all companies. We remain committed to our investments here but will diligently track our investment thesis against performance for Las Vegas Sands and Wynn, as well as for all our investments.

Shares of consumer electronics company Harman International sold off following a failed buyout attempt, weak consumer demand, and competition from personal navigation devices. In short, we made a mistake with this investment. Harman’s operational acumen, management capabilities, and financial control were weaker than believed. The risk of low-cost, high-velocity personal navigation devices and the importance of navigation to larger mobile phone companies were higher than forecasted, resulting in more long-term competitive risk. Furthermore, the credit bubble created unsustainable private market valuations. While new senior management is aware of these issues and is moving to improve the business, we decided to move on from our investment in the first half of the year.

Internet search engine Google, Internet job board Monster Worldwide, and online travel agent Expedia were other stocks that performed poorly. We have used the weakness in Google and Expedia to accumulate more shares. After three years under a new management team, Expedia has become a better company. It has improved its relationship with its industry partners, lowered the risk of disintermediation, successfully expanded its business into Europe, built a market-leading global media asset, and invested in its future technology platform. Furthermore, Expedia remains a high-return and cash-generative business model with a strong balance sheet at a time when its principal domestic competitors find themselves burdened with highly leveraged and undiversified businesses. Despite all this progress, Expedia’s public valuation remains below its 2005 spin-off price and near all-time lows. We are aware of the risks that the current macro environment and high price of oil provide to leisure budgets and to the potential supply and convenience of air travel. Even taking these risks into account, we feel Expedia provides greater value to our shareholders, and we have increased our position size.

Emerging market wireless operators Bharti Airtel and America Movil were telecom service stocks that performed poorly. We have owned shares in these companies for several years and continue to find them attractive. Both companies continue to be market leaders that continue to grow their shares of wireless penetration, generate high returns on capital, and exhibit prudent capital allocation. We believe that wireless penetration levels in both India and Latin America have several years of strong growth from basic voice services. While the recent global launch of the iPhone and similar devices will have a limited impact on these markets this year, they should have a significant positive impact in coming years. The price of offering mobile computing devices and wireless data services like the iPhone will fall based on scale and technology—just as basic wireless voice did. Operating in countries where fixed broadband penetration is low and access is limited, these operators will benefit from the lack of fixed-line alternatives to their data offerings. We believe this will provide another high-return growth opportunity for these companies and good returns for our shareholders.

Strategic interest helped provide positive returns in Internet media company Yahoo!, online content company CNET Networks, and telecommunications technology provider NDS Group. Of note, we eliminated Yahoo! from the portfolio shortly after the initial Microsoft bid because we believed that the market price generously discounted the probability of a consummated deal, potential price, regulatory risk, and Yahoo!’s alternatives. We would like to use this forum to acknowledge and thank the CNET Networks management team for delivering to our shareholders a profitable outcome for our long-time investment. The team handled both end-market and corporate management challenges well while completing a positive strategic sale.

We remain optimistic about the prospects for domestic wireless tower operators American Tower Systems and Crown Castle International. These longtime holdings remain our two largest investments. In this challenging economic environment, it is encouraging to note that their fundamentals and outlooks have performed largely as we forecasted they would in a tougher macro environment. These high-quality business models continue to benefit from favorable industry structure, high financial returns, and the continued growth of wireless voice and increasingly wireless data in the United States.

At the end of June, 45% of the portfolio was invested in telecom services compared with 46% at the end of December, 44% was in media compared with 42% six months ago, and the remaining 11% was allocated primarily among software, telecom equipment, hardware, and reserves. The portfolio’s major holdings included American Tower, Crown Castle International, Amazon.com, Google, America Movil, and Leap Wireless International.

OUTLOOK

Rising commodity prices and their potential to induce broader inflation are of particular concern to us. With the weak housing market, less availability of consumer credit, and low savings rates, the health of the American consumer is another risk to near-term equity performance.

Our longer-term view remains positive, however. Equity valuations are generally reasonable. Despite the negative sentiments about U.S. consumers and the economy, they most likely will continue to spend, albeit at a slower rate. At some point, the housing sector will begin to show signs of stabilization. It is virtually impossible to predict when this difficult environment will end; recoveries often take longer to set in than most investors would like. As always, it is best for investors to maintain their long-term investment strategies so that they are able to participate when today’s problems begin to recede and market sentiment improves.

Within the media and telecommunications industries, we believe the rapid pace of technological change presents us with attractive investment opportunities. We remain committed to our investment strategy of seeking sound investments in durable companies positioned to prosper over the long term. As always, we will continue to rely on our comprehensive research process in an effort to identify suitable companies with solid management and appealing stock valuations for the portfolio.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Henry M. Ellenbogen
Chairman of the fund’s Investment Advisory Committee

July 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependence on patent and copyright protection.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/08

Best Contributors		Worst Contributors	
Yahoo!**	18¢	Bharti Airtel	-62¢
Ning	14	Google	-53
Sprint Nextel*	12	International Game Technology	-49
Vivo Participacoes	8	Clear Channel Outdoor	-43
GVT Holding	7	Las Vegas Sands*	-38
CNET Networks**	5	Cogent Communications Group	-37
Global Traffic Network	3	Expedia	-34
NDS Group	3	Lamar Advertising	-34
Walt Disney**	2	Amazon.com	-32
Mobinil Egyptian Mobile**	2	America Movil	-29
Total	74¢	Total	-411¢

12 Months Ended 6/30/08

Best Contributors		Worst Contributors	
Tencent Holdings	44¢	Leap Wireless International	-127¢
Ubisoft Entertainment	25	MetroPCS Communications	-77
Crown Castle	24	Lamar Advertising	-76
Yahoo!**	17	Harman International**	-56
Amazon.com	17	Cogent Communications Group	-49
Cosmote**	16	Clear Channel Outdoor	-43
NHN**	15	Las Vegas Sands*	-39
Telefonica	14	Cablevision Systems	-35
Ning*	14	International Game Technology	-33
TomTom**	13	Monster Worldwide	-27
Total	199¢	Total	-562¢

*Position added.
**Position eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 48.47	$ 43.18	$ 33.59	$ 28.43	$ 22.51	$ 14.43
Investment activities						
Net investment income (loss)	0.14	0.29	(0.04)	(0.04)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(7.92)	8.96	9.63	5.20	5.99	8.17
Total from investment activities	(7.78)	9.25	9.59	5.16	5.92	8.08
Distributions						
Net investment income	–	(0.28)	–	–	–	–
Net realized gain	–	(3.68)	–	–	–	–
Total distributions	–	(3.96)	–	–	–	–
NET ASSET VALUE						
End of period	**$ 40.69**	**$ 48.47**	**$ 43.18**	**$ 33.59**	**$ 28.43**	**$ 22.51**

Ratios/Supplemental Data

Total return^	(16.05)%	21.83%	28.55%	18.15%	26.30%	55.99%
Ratio of total expenses to average net assets	0.87%+	0.83%	0.87%	0.92%	0.96%	1.10%
Ratio of net investment income (loss) to average net assets	0.66%+	0.59%	(0.10)%	(0.13)%	(0.30)%	(0.51)%
Portfolio turnover rate	59.6%+	64.6%	55.4%	77.8%	107.6%	123.5%
Net assets, end of period (in millions)	$ 1,581	$ 2,089	$ 1,457	$ 1,035	$ 876	$ 665

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 95.7%		
HARDWARE 1.6%		
Consumer Electronics 1.1%		
Apple (1)	107,500	18,000
		18,000
Enterprise Hardware 0.5%		
Palm (1)	1,350,000	7,276
		7,276
Total Hardware		25,276
IT SERVICES 0.0%		
IT Services 0.0%		
CDNetworks (KRW) (1)	52,553	580
Total IT Services		580
MEDIA 44.0%		
Advertising 1.2%		
JCDecaux (EUR)	38,731	986
Omnicom	413,000	18,536
		19,522
Cable/Satellite 5.9%		
Cablevision, Class A (1)	1,140,800	25,782
DISH Network (1)	810,000	23,717
Shaw Communications, Class B	1,215,200	24,741
Time Warner Cable, Class A (1)	687,300	18,200
		92,440
Gaming 5.5%		
International Game Technology	1,123,100	28,055
Las Vegas Sands (1)	637,500	30,243

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/08
Investment Income (Loss)	
Income	
Dividend	$ 12,778
Interest	264
Securities lending	191
Total income	13,233
Expenses	
Investment management	5,661
Shareholder servicing	1,499
Prospectus and shareholder reports	99
Custody and accounting	166
Registration	34
Legal and audit	16
Directors	9
Miscellaneous	24
Total expenses	7,508
Expenses paid indirectly	(3)
Net expenses	7,505
Net investment income	5,728
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	25,065
Foreign currency transactions	167
Net realized gain	25,232
Change in net unrealized gain (loss)	
Securities	(359,565)
Other assets and liabilities denominated in foreign currencies	5
Change in net unrealized loss	(359,560)
Net realized and unrealized loss	(334,328)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (328,600)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,728	$ 11,281
Net realized gain	25,232	226,431
Change in net unrealized gain (loss)	(359,560)	106,739
Increase (decrease) in net assets from operations	(328,600)	344,451
Distributions to shareholders		
Net investment income	–	(11,162)
Net realized gain	–	(146,739)
Decrease in net assets from distributions	–	(157,901)
Capital share transactions*		
Shares sold	119,405	756,746
Distributions reinvested	–	151,202
Shares redeemed	(298,092)	(462,898)
Increase (decrease) in net assets from capital share transactions	(178,687)	445,050
Net Assets		
Increase (decrease) during period	(507,287)	631,600
Beginning of period	2,088,636	1,457,036
End of period	**$ 1,581,349**	**$ 2,088,636**
Undistributed net investment income	5,728	–
*Share information		
Shares sold	2,753	15,504
Distributions reinvested	–	3,257
Shares redeemed	(6,977)	(9,415)
Increase (decrease) in shares outstanding	(4,224)	9,346

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $61,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2008, approximately 16% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2008, the value of loaned securities was $7,654,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $518,959,000 and $704,613,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

At June 30, 2008, the cost of investments for federal income tax purposes was $1,378,187,000. Net unrealized gain aggregated $207,314,000 at period-end, of which $371,069,000 related to appreciated investments and $163,755,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2008, the fund had no deferred tax liability attributable to foreign securities and $210,000 of foreign capital loss carryforwards that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $68,000 for Price Associates, $967,000 for T. Rowe Price Services, Inc., and $180,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 7 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended June 30, 2008, the fund incurred $16,000 in interest expense related to outstanding borrowings on 8 days, in the average amount of $17,800,000, and at an average annual rate of 4.13%. At June 30, 2008, there were no borrowings outstanding.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also showed that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008